SGI Dynamic Tactical ETF
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%	Shares	Value
iShares Core U.S. Aggregate Bond ETF	134,728	$13,216,817
iShares Edge MSCI Min Vol USA ETF	106,410	9,950,399
iShares Treasury Floating Rate Bond ETF	55,900	2,831,894
SGI Enhanced Core ETF (a)(b)	714,788	18,327,164
SGI U.S. Large Cap Core ETF (b)	369,933	12,059,668
SPDR Gold Shares (c)	10,877	3,302,257
WisdomTree Floating Rate Treasury Fund	56,162	2,826,072
TOTAL EXCHANGE TRADED FUNDS (Cost $61,039,411)		62,514,271

TOTAL INVESTMENTS - 99.6% (Cost $61,039,411)		62,514,271
Other Assets in Excess of Liabilities- 0.4%		238,416
TOTAL NET ASSETS - 100.0%		$62,752,687
two		–%
Percentages are stated as a percent of net assets.		–%

ETF - Exchange-Traded Fund

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Non-income producing security.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

SGI Dynamic Tactical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	62,514,271	–	–	62,514,271
Total Investments	62,514,271	–	–	62,514,271

Refer to the Schedule of Investments for further disaggregation of investment categories.